UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 5, 1999
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
Alltrista Corporation
--------------------------

Indiana                                      0-21052                       35-1828377
State of Incorporation                       Commission File Number        IRS Identification Number

5875 Castle Creek Parkway,
 North Drive, Suite 440
Indianapolis, IN 46250

Registrant's telephone number,
including area code: (317) 577-5000
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Item 5.  Other Events.

     Alltrista Corporation ("Alltrista") announced on May 5, 1999 that it had entered into a definitive agreement to sell its plastic packaging division to Spartech Corporation. The sale is expected to be completed by the end of May.


Item 7.  Financial Statements and Exhibits.

     (c) Exhibit 99 Press release dated May 5, 1999.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       ALLTRISTA CORPORATION
                       (Registrant)




                        By: /s/
                            -------------------------------------------------
                            Kevin D. Bower
                            Senior Vice President and Chief Financial Officer May 5, 1999





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ALLTRISTA CORPORATION
FORM 8-K
EXHIBIT INDEX


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Exhibit                    Description                                    Page

Ex    99                   Press release dated May 5, 1999.               5


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